MML SERIES INVESTMENT FUND II

MML Short-Duration Bond Fund

Supplement dated December 1, 2017 to the

Prospectus dated May 1, 2017 and the

Summary Prospectus dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective November 1, 2017, the following information replaces the information for the MML Short-Duration Bond Fund found under the heading Portfolio Managers in the section titled Management (page 49 of the Prospectus):

William M. Awad, III is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since December 2013.

Nathaniel Barker is a Managing Director and member of Barings’ Multi-Strategy Fixed Income Group. He has managed the Fund since November 2017.

Ronald E. Desautels is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since its inception (May 2010).

David L. Nagle is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since its inception (May 2010).

Effective November 1, 2017, the following information supplements the information found on pages 85 and 86 for Barings LLC (“Barings”) under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Nathaniel Barker

is a Managing Director, a member of the Barings Multi-Strategy Fixed Income Group, and shares principal responsibility for the day-to-day management of the MML Short-Duration Bond Fund. Mr. Barker is also Co-Head of the Investment Grade Corporate Credit Group and leads the Group’s Insurance Practice. Mr. Barker has more than 23 years of experience in the credit market across a variety of sectors. Prior to joining Barings in 2007, he worked as a distressed company consultant with experience representing creditors and debtors in both formal insolvencies and out-of-court restructurings at Kroll Talbot Hughes. Prior to that, he worked in the corporate restructuring groups of KPMG and Arthur Andersen.

Effective November 1, 2017, the following information replaces similar information found on page 86 for Barings LLC (“Barings”) under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Charles S. Sanford

is a Managing Director and member of Barings’ Global Fixed Income Team primarily responsible for the day-to-day management of the MML Managed Bond Fund and the Bond Segment of the MML Blend Fund. Mr. Sanford has over 23 years of industry experience and, prior to joining Barings in 2004, was employed by Booz, Allen and Hamilton and BellSouth.

Douglas M. Trevallion, II, CFA

is a Managing Director and member of Barings’ Global Fixed Income Team primarily responsible for the day-to-day management of the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, and the Bond Segment of the MML Blend Fund. Mr. Trevallion has over 27 years of industry experience. Prior to joining Barings in 2000, Mr. Trevallion was employed at MassMutual.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-17-03

SDB-17-01

MML SERIES INVESTMENT FUND II

Supplement dated December 1, 2017 to the

Statement of Additional Information dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective November 1, 2017, the following information replaces similar information for Barings LLC (“Barings”) related to the MML Short-Duration Bond Fund found on page B-152 in the section titled Appendix C—Additional Portfolio Manager Information:

The portfolio managers of the Short-Duration Bond Fund are William M. Awad, III, Nathaniel Barker, Ronald E. Desautels, and David L. Nagle.

Effective November 1, 2017, the following information supplements the information for Barings LLC (“Barings”) related to the MML Short-Duration Bond Fund found on pages B-152 and B-153 in the section titled Appendix C—Additional Portfolio Manager Information:

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Nathaniel Barker
Registered investment companies**	10	$5,819 million	0	$0
Other pooled investment vehicles	3	$337 million	0	$0
Other accounts	8	$58,846 million	0	$0

*	The information provided is as of October 31, 2017.
**	Does not include the MML Short-Duration Bond Fund.

Ownership of Securities:

As of October 31, 2017, Mr. Barker did not own any shares of the MML Short-Duration Bond Fund. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-17-04